Simplify Stable Income ETF

BUCK

Supplement dated November 17, 2023 to the Prospectus and Statement of Additional Information (“SAI”)

each dated November 1, 2023

Effective immediately, the following sections of the Simplify Stable Income ETF’s (the “Fund”) Prospectus have been amended or restated as shown below.

The disclosure under the paragraph heading “Portfolio Managers” on page 119 of the Prospectus is replaced in its entirety with the following:

Paul Kim, Chief Executive Office of the Adviser; and David Berns, Chief Investment Officer of the Adviser, have each served the Fund as a portfolio manager since it commenced operations in October 2022. Shailesh Gupta, Head of Trading for the Adviser, has served the Fund as a portfolio manager since November 2023. Mr. Kim, Dr. Berns and Mr. Gupta are jointly and primarily responsible for the management of the Fund.

The fourth sentence in the section entitled “PORTFOLIO MANANGERS” on page 42 of the SAI is revised as follows:

Paul Kim, David Berns and John Downing serve as the portfolio managers of the Simplify Bitcoin Strategy PLUS Income ETF and Simplify Hedged Equity ETF.

The ninth sentence in the section entitled “PORTFOLIO MANAGERS” on page 42 of the SAI is revised as follows:

Paul Kim, David Berns and Shailesh Gupta serve as the portfolio managers of the Simplify Aggregate Bond ETF, Simplify Stable Income ETF and Simplify Volatility Premium ETF.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

This Supplement dated November 17, 2023, provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.